OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2022
Other Receivables
OTHER RECEIVABLES

16.	OTHER RECEIVABLES

	December 31,
	2021	2022	2022
	CNY	CNY	US$

Financial assets
Loans to unrelated companies (i)	83,600	83,600	12,120
Deposits	863	790	114
Others	1,000	1,000	145
Financials asset	85,463	85,390	12,379

Staff advance	697	237	34
Others	280	90	13
Total amount	977	327	47

Impairment allowance	(239)	(2,984)	(433)

Total	86,201	82,733	11,993

(i)	The balance as of December 31, 2022 consisted of a loan in the amount of CNY80,000 (US$11,599) and the corresponding interest receivable amounted to CNY3,600 (US$521) from Shenzhen Qianhai, a subsidiary of the Company, to an unrelated company, Shenzhen Chaopeng Investment Co., Ltd. The loan was originally provided on June 30, 2021, and will mature in one year. On June 30, 2022, the loan was extended for another year to June 30, 2023. The loan is interest-bearing at a rate of 9% per annum and guaranteed by Shenzhen Feishang Investment Co., Limited, a company unrelated to the Group.

The movements in the loss allowance for other receivables during the years indicated are as follows:

	December 31,
	2021	2022	2022
	CNY	CNY	US$

Beginning of the year	—	239	36
Provision for expected credit losses, net	239	2,745	397

End of the year	239	2,984	433

For the financial assets included above, an impairment analysis is performed at each reporting date using the probability-of-default approach to measure ECL. The probability of default rates are estimated based on comparable companies with published credit ratings. The calculation reflects the probability weighted outcome, the time value of money and reasonable and supportable information that is available at the reporting date about past events, current conditions, and forward-looking credit risk information. As of December 31, 2022, the probability of default applied was 5.51% (0.45% as of December 31, 2021), and the loss given default was 62.26% (61.6% as of December 31, 2021).